SUNAMERICA SERIES TRUST

Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3

For the quarter ended December 31, 1999






Comparable
Securities



(1)
(2)
(3)
(1)Name of
Underwriters
(See Prospectus
attached)
Goldman,
Sachs & Co.
Goldman, Sachs
& Co.; Salomon
Smith Barney;
Chase
Securities,
Inc.; Deutsche
Bank Alex
Brown;
Donaldson
Lufkin
Jenrette;
Morgan Stanley
Dean Witter
Morgan Stanley
Dean Witter;
Chase Manhattan
Int'l; Goldman
Sachs Int'l;
Salomon Smith
Barney Int'l;
Donaldson
Lufkin Jenrette
Morgan
Stanley Dean
Witter; Chase
Manhattan
Int'l;
Goldman Sachs
Int'l;
Salomon Smith
Barney Int'l





(2)Name of Issuer
Nextel
Communication
s
Metromedia
Fiber Network
NTL
Communications
Corp.
NTL
Communication
s Corp.





(3)Title of Security
NXTL 9 3/8%
11/15/09
MFNX 10%
12/15/09
NTL 9 7/8%
11/15/09
NTL 11
11/15/09





(4)Date of First
Offering
11/5/99
11/12/99
11/19/99
11/19/99





(5)Amount of Total
Offering
$2,000,000,00
0
$750,000,000
$350,000,000
Euro
$210,000,000
Euro





(6)Unit Price
99.2020
99.2010
100
57.3330





(7)Underwriting
Spread or Commission
2%
2.625%
2.625%
2.875%





(8)Rating
B1/B
B2/B+
B3/B-
B3/B-





(9)Maturity Date
11/15/09
12/15/09
11/15/09
11/15/09





(10)Current Yield
9.45%
10.08%
9.875%
0





(11)Yield to Maturity
9.5%
10.125%
9.876%
11/5%





(12)Subordination
Features
None-Senior
Notes
None-Senior
Notes
None-Senior
Notes
None-Senior
Debt










(13)Nature of issuing
Political
Entity, if any,
including  in the
case of revenue bonds,
underlying
entity supplying the
revenue









(14)Total Par Value
of Bonds Purchased
500,000








(15)Dollar Amount of
Purchases
$496,010








(16)Number of Shares
Purchased
500,000








(17)Years of
Continuous Operation
The company
has been in
continuous
operation for
greater than
three years.








(18)Percentage of
Offering Purchased
by Portfolio
 .025%








(19)Percentage of
Offering Purchased by
other Portfolios of
the Trust and
other Investment
companies advised
by the Adviser or any
Subadviser
 .19%








(20)Sum of (18) and
(19)
 .215%








(21)Percentage of
Portfolio Assets
Applied to Purchase
 .19%








(22)Name(s) of
Underwriter(s) or
Dealer(s) from whom
Purchased
Toronto
Dominion
Securities








(23)Is the Adviser
any Subadviser or any
person of which the
Adviser or
Subadviser is an
"affiliated person",
a Manager or Co-
Manager of Offering?
Yes
























SUNAMERICA SERIES TRUST

Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3

For the quarter ended December 31, 1999




Comparable
Securities



(1)
(2)
(3)





(1)Name of Underwriters
(See Prospectus attached)
Goldman, Sachs &
Co.; Salomon
Smith Barney;
Chase
Securities;
Deutsche Bank
Alex Brown;
Donaldson Lufkin
Jenrette; Morgan
Stanley Dean
Witter
Morgan Stanley
Dean Witter;
Chase Manhattan
Int'l; Goldman
Sachs Int'l;
Salomon Smith
Barney Int'l
Morgan Stanley
Dean Witter;
Chase
Manhattan
Int'l; Goldman
Sachs Int'l;
Salomon Smith
Barney Int'l;
Donaldson
Lufkin
Jenrette
Goldman
Sachs &
Co.





(2)Name of Issuer
Metromedia Feber
Network
NTL
Communications
Corp.
NTL
Communications
Corp.
Nextel
Communicat
ions





(3)Title of Security
MFNX 10%
12/15/09
NTL 11 %
11/15/09
NTL 9 7/8%
11/15/09
NXTL 9
3/8%
11/15/09





(4)Date of First Offering
11/12/99
11/19/99
11/19/99
11/5/99





(5)Amount of Total Offering
$750,000,000
$210,000,000
Euro
$350,000,000
Euro
$2,000,000
,000





(6)Unit Price
99.2010
57.3330
100
99.2020





(7)Underwriting Spread or
Commission
2.625%
2.875%
2.625%
2%





(8)Rating
B2/B+
B3/B-
B3/B-
B1/B





(9)Maturity Date
12/15/09
11/15/09
11/15/09
11/15/09





(10)Current Yield
10.08%
0
9.875%
9.45%





(11)Yield to Maturity
10.125%
11.5%
9.876%
9.5%





(12)Subordination Features
None-Senior
Notes
None-Senior
Debt
None-Senior
Notes
None-
Senior
Notes





(13)Nature of issuing
Political
Entity, if any, including
in the
case of revenue bonds,
underlying
entity supplying the
revenue









(14)Total Par Value of Bonds
Purchased
250,000








(15)Dollar Amount of Purchases
$248,002








(16)Number of Shares Purchased
250000








(17)Years of Continuous
Operation
The company has
been in
continuous
operation for
greater than
three years.








(18)Percentage of Offering
Purchased
by Portfolio
 .03%








 (19)Percentage of Offering
Purchased by
other Portfolios of the
Trust and
other Investment
companies advised
by the Adviser or any
Subadviser
 .32%


(20)Sum of (18) and (19)
 .35%


(21)Percentage of Portfolio
Assets
Applied to Purchase
 .09%


(22)Name(s) of Underwriter(s)
or
Dealer(s) from whom
Purchased
Salomon Smith Barney


(23)Is the Adviser, any
Subadviser or any
person of which the
Adviser or
Subadviser is an
"affiliated person",
A Manager or Co-Manager
of
          Offering?
Yes





SUNAMERICA SERIES TRUST

Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3

For the quarter ended December 31, 1999




Comparable
Securities



(1)
(2)
(3)





(1)Name of Underwriters
(See Prospectus attached)
Morgan Stanley;
Goldman Sachs;
Merrill Lynch; CS
First Boston;
Salomon Smith
Barney; Warburg
Alex Brown;
Merrill
Lynch; Morgan
Securities
Smith Barney;
Lehman Bros.;
Montgomery
Securities
Goldman
Sachs;
Merrill
Lynch;
Morgan
Securities
; Bear
Stearns;
Oppenheime
r Company;
DLJ;
Wertheim
Securities





(2)Name of Issuer
United Parcel
Service, Inc.
Foundry
Networks,
Inc.
William
Communications
Group
Neuberger
Berman,
Inc.





(3)Title of Security
United Parcel
Service, Inc.
Foundry
Networks,
Inc.
William
Communications
Group
Neuberger
Berman,
Inc.





(4)Date of First Offering
11/09/99
9/27/99
10/1/99
10/6/99





(5)Amount of Total Offering
109,400,000 Shares
5,000,000
Shares
23,680,000
Shares
7,250,000
Shares





(6)Unit Price
$50.00
$25.00
$23.00
$32.00





(7)Underwriting Spread or
Commission
$1.75
$1.75
$1.32
$2.08





(8)Rating
N/A








(9)Maturity Date
N/A








(10)Current Yield
N/A








(11)Yield to Maturity
N/A








(12)Subordination Features
N/A













(13)Nature of issuing
Political
Entity, if any, including
in the
case of revenue bonds,
underlying
entity supplying the
revenue
N/A








(14)Total Par Value of Bonds
Purchased
N/A








(15)Dollar Amount of
Purchases
$1,505,000








(16)Number of Shares
Purchased
30,100








(17)Years of Continuous
Operation
The company has
been in continuous
operation for
greater than three
years.








(18)Percentage of Offering
Purchased
by Portfolio
 .0275%








(19)Percentage of Offering
Purchased by
other Portfolios of the
Trust and
other Investment
companies advised
by the Adviser or any
Subadviser
 .1276%








(20)Sum of (18) and (19)
 .1551%








(21)Percentage of Portfolio
Assets
Applied to Purchase
 .2124%








(22)Name(s) of Underwriter(s)
or
Dealer(s) from whom
Purchased
Bear Stearns,
Warburgh Dillon
Read, Salomon Smith
Barney, Robertson
Stephens, Morgan
Stanley, Merrill
Lynch, Credit
Suisse First
Boston, Donaldson,
Lufkin & Jenrette








(23)Is the Adviser, any
Subadviser or any
person of which the
Adviser or
Subadviser is an
"affiliated person",
a Manager or Co-Manager
of Offering?
Yes












SUNAMERICA SERIES TRUST

Global Income Portfolio

Procedures Pursuant to Rule 10f-3

For the quarter ended December 31, 1999




Comparable
Securities



(1)
(2)
(3)





(1)Name of Underwriters
(See Prospectus attached)
Morgan Stanley Dean
Witter
Deutsche Banc,
Alex Brown
Salomon Smith
Barney
Goldman
Sachs





(2)Name of Issuer
United Pan-Europe
Communications
ACME
Communications
ADELPHI
Communications
Convergent
Communicat
ions





(3)Title of Security
Ordinary Shares
Class A
Common Stock
Common Stock
Common
Stock





(4)Date of First Offering
10/19/99
7/30/99
10/1/99
7/19/99





(5)Amount of Total Offering
$806,625,000 Euro
$115,000,000
$342,000,000
$126,000,0
00





(6)Unit Price
$59.75 Euro
$23.00
$57.00
$15.00





(7)Underwriting Spread or
Commission
Gross Spread
$2.09125 Euro Sell
Conc. $1.25475 Euro
Gross Spread
$1.61 Sell
Conc. $.95
Gross Spread
$2.00 Sell
Conc. $1.20
Gross
Spread
$1.05 Sell
Conc. $.63





(8)Rating
N/A








(9)Maturity Date
N/A








(10)Current Yield
N/A








(11)Yield to Maturity
N/A








(12)Subordination Features
N/A


















(13)Nature of issuing
Political
Entity, if any, including
in the
case of revenue bonds,
underlying
entity supplying the
revenue
N/A








(14)Total Par Value of Bonds
Purchased
N/A








(15)Dollar Amount of
Purchases
$1,900,050 Euro








(16)Number of Shares
Purchased
31,800








(17)Years of Continuous
Operation
4 Years
3 Years
47 Years
3 Years





(18)Percentage of Offering
Purchased
by Portfolio
 .2%






(19)Percentage of Offering
Purchased by
other Portfolios of the
Trust and
other Investment
companies advised
by the Adviser or any
Subadviser
N/A


(20)Sum of (18) and (19)
 .2%


(21)Percentage of Portfolio
Assets
Applied to Purchase
 .3%


(22)Name(s) of Underwriter(s)
or
Dealer(s) from whom
Purchased
Goldman Sachs


(23)Is the Adviser, any
Subadviser or any
person of which the
Adviser or
Subadviser is an
"affiliated person",
a Manager or Co-Manager
of Offering?
Yes - DLJ Co-Manager



SUNAMERICA SERIES TRUST

International Diversified Equities Portfolio

Procedures Pursuant to Rule 10f-3

For the quarter ended December 31, 1999

(1)Name of Underwriters
(See Prospectus attached)
See attached pages of the
prospectus








(2)Name of Issuer
Republic of Italy








(3)Title of Security
ENEL Societa per Azioni








(4)Date of First Offering
10/31/99








(5)Amount of Total Offering
$5,483,822,250








(6)Unit Price
$4.52 USD/$4.3 Euro








(7)Underwriting Spread or
Commission
0.7689 USD/0.0731 Euro








(8)Rating
N/A








(9)Maturity Date
N/A








(10)Current Yield
N/A








(11)Yield to Maturity
N/A








(12)Subordination Features
N/A








(13)Nature of issuing
Political
Entity, if any, including
in the
case of revenue bonds,
underlying
entity supplying the
revenue
N/A








(14)Total Par Value of Bonds
Purchased
N/A








(15)Dollar Amount of
Purchases
$1,360,204 USD








(16)Number of Shares
Purchased
300,930








(17)Years of Continuous
Operation
At least three








(18)Percentage of Offering
Purchased
by Portfolio
 .02%








(19)Percentage of Offering
Purchased by
other Portfolios of the
Trust and
other Investment
companies advised
by the Adviser or any
Subadviser
 .12%








(20)Sum of (18) and (19)
 .14%








(21)Percentage of Portfolio
Assets
Applied to Purchase
 .35%








(22)Name(s) of Underwriter(s)
or
Dealer(s) from whom
Purchased
Merrill Lynch








(23)Is the Adviser, any
Subadviser or any
person of which the
Adviser or
Subadviser is an
"affiliated person",
a Manager or Co-Manager
of Offering?
Yes





SUNAMERICA SERIES TRUST

Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3

For the quarter ended ?




Comparable
Securities



(1)
(2)
(3)





(1)Name of Underwriters
(See Prospectus attached)
Warburg
Dillon Read;
Goldman Sachs
international
, Ltd.; BT
Alex Brown,
Inc; Chase
Securities,
Inc.
Lehman Brothers;
Allen & Co.; BNY
Financial Corp;
Goldman Sachs &
Co.; ING Barings
Securities;
Merrill Lynch
Pierce Fenner &
Smit; Morgan
Stanley Dean
Witter; Salomon
Smith Barney
Goldman Sachs
Int'l, Ltd.;
Chase
Manhattan
Int'l, Ltd.;
Dresdner
Kleinwort
Benson;
Donaldson
Lufkin &
Jenrette
Int'l; HSBC
Markets; J P
Morgan
Securities
Goldman
Sachs
Int'l,
Ltd.; Bank
of America
Int'l,
Ltd.; DKB
Int'l PLC;
TD
Securities;
Barclays
Capital
Group; CIBC
World
Markets
PLC;
Donaldson
Lufkin &
Jenrette
Int'l





(2)Name of Issuer
Huntsman ICI
Chemicals
Premier Parks,
Inc.
Orange PLC
Energis PLC





(3)Title of Security
Huntsman ICI
10 1/8 7/1/09
Premiere Parks 9
% 6/15/07
ORALN 9%
6/1/09
EGSLN 9 %
6/15/09





(4)Date of First Offering
6/22/99
6/24/99
6/4/99
6/10/99





(5)Amount of Total Offering
$600,000,000
$430,000,000
$275,000,000
$200,000,00
0





(6)Unit Price
100
99.773
100
99.621





(7)Underwriting Spread or
Commission
2.25%
2%
1.5%
2.5%





(8)Rating
B2/B+
B3/B-
Ba3/BB-
B1/B





(9)Maturity Date
7/1/09
6/15/07
6/1/09
6/15/09





(10)Current Yield
10.125%
9.77%
9%
9.78%





(11)Yield to Maturity
10.125%
9.79%
9%
9.81%





(12)Subordination Features
None
None
None
None





(13)Nature of issuing
Political
Entity, if any, including
in the
case of revenue bonds,
underlying
entity supplying the
revenue
N/A








(14)Total Par Value of Bonds
Purchased
250,000








(15)Dollar Amount of
Purchases
$250,000








(16)Number of Shares
Purchased
250,000








(17)Years of Continuous
Operation
The company
has been in
continuous
operations
for greater
than three
years.








(18)Percentage of Offering
Purchased
by Portfolio
 .04%








 (19)Percentage of Offering
Purchased by
other Portfolios of the
Trust and
other Investment
companies advised
by the Adviser or any
Subadviser
 .46%


(20)Sum of (18) and (19)
 .5%


(21)Percentage of Portfolio
Assets
Applied to Purchase
 .11%


(22)Name(s) of Underwriter(s)
or
Dealer(s) from whom
Purchased
Chase Securities, Inc.


(23)Is the Adviser, any
Subadviser or any
person of which the
Adviser or
Subadviser is an "affiliated person",
a Manager or Co-Manager
of Offering?
Yes







SUNAMERICA SERIES TRUST

Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3

For the quarter ended August 31, 1999




Comparable
Securities



(1)
(2)
(3)





(1)Name of Underwriters
(See Prospectus
attached)
CS First
Boston; Salomon
Smith Barney
International;
Banc One
Capital
Markets; Bear
Stearns & Co.,
Inc; Chase
Securities,
Inc.; Goldman,
Sachs & Co.;
Lehman
Brothers;
Morgan Stanley
Dean Witter;
ABN AMRO; Bank
of New York
Capital
Markets;
Barclays
Capital Group;
First Union
Capital
Markets; HSBC
Securities;
Mellon
Financial
Markets, Inc
CS First Boston
Corp.; Banc of
America
Securities LLC;
JP Morgan
Securities;
Lehman Brothers;
Scotia Capital
Markets (USA)
Chase
Securities,
Inc.; Merrill
Lynch & Co.;
ABN AMRO; Bank
of New York
Capital
Markets; CS
First Boston
Corp; First
Union Capital
Markets; JP
Morgan
Securities;
Morgan Stanley
Dean Witter;
Utendahl
Capital
Partners LP;
Wachovia
Securities,
Inc.
CS First
Boston
Corp.;
Salomon
Smith
Barney; ABM
AMRO; Chase
Manhattan
Int'l, Ltd.;
Deutsche
Bank AG
London;
Goldman
Sachs Int'l;
JP Morgan
Securities;
Merrill
Lynch Int'l,
Ltd.; Bank
of New York;
Barclays
Capital
Group; RBC
DS Global
Markets;
Williams
Capital
Group LP





(2)Name of Issuer
Wells Fargo &
Co.
Sunoco, Inc.
Cox
Communications
, Inc.
Daimler
Chrysler
Holdings





(3)Title of Security
WFC 5/8 7/15/04
SUN 7 _ 9/1/99
COX 7 7/8
8/15/09
DCX 7.2%
9/1/09





(4)Date of First Offering
7/21/99
8/17/99
8/10/99
8/16/99





(5)Amount of Total
Offering
$1,500,000,000
$200,000,000
$400,000,000
$2,000,000,0
00





(6)Unit Price
99.945
99.865
99.883
99.892





(7)Underwriting Spread or
Commission
 .35%
 .65%
 .65%
 .45%





(8)Rating
Aa3/A+
Baa2/BBB
Baa2/BBB+
A1/A+
(9)Maturity Date
7/15/04
9/1/09
8/15/09
9/1/09





(10)Current Yield
6.629%
7.76%
7.88%
7.21%





(11)Yield to Maturity
6.639%
7.76%
7.892%
7.215%





(12)Subordination Features
None- Senior
Unsecured
None- Senior
Unsecured
None- Senior
Unsecured
None- Senior
Unsecured





(13)Nature of issuing
Political
Entity, if any,
including  in the
case of revenue bonds,
underlying
entity supplying the
revenue
N/A








(14)Total Par Value of
Bonds Purchased
1,185,000








(15)Dollar Amount of
Purchases
$1,184,348








(16)Number of Shares
Purchased
1,185,000








(17)Years of Continuous
Operation
The company has
been in
continuous
operations for
greater than
three years.








(18)Percentage of Offering
Purchased
by Portfolio
 .07%








(19)Percentage of Offering
Purchased by
other Portfolios of the
Trust and
other Investment
companies advised
by the Adviser or any
Subadviser
 .21%


(20)Sum of (18) and (19)
 .28%


(21)Percentage of Portfolio
Assets
Applied to Purchase
 .48%


(22)Name(s) of
Underwriter(s) or
Dealer(s) from whom
Purchased
Warburg Dillon
Read


(23)Is the Adviser, any
Subadviser or any
person of which the
Adviser or
Subadviser is an
"affiliated person",
a Manager or Co-Manager
of Offering?
Yes

SUNAMERICA SERIES TRUST

Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3

For the quarter ended August 31, 1999




Comparable
Securities



(1)
(2)
(3)





(1)Name of Underwriters
(See Prospectus attached)
Deutsche Bank
Securities;
Goldman, Sachs &
Co.
CS First Boston
Corp.; Banc of
America
Securities LLC;
JP Morgan
Securities;
Lehman Brothers;
Scotia Capital
Markets (USA)
Chase
Securities,
Inc.; Merrill
Lynch & Co.; ABN
AMRO; Bank of
New York Capital
Markets; CS
First Boston
Corp.; First
Union Capital
Markets; JP
Morgan
Securities;
Morgan Stanley
Dean Witter;
Utendahl Capital
Partners LP;
Wachovia
Securities, Inc.
CS First
Boston Corp.;
Salomon Smith
Barney; ABN
AMRO; Chase
Manhattan
Int'l, Ltd.;
Deutsche Bank
AG London;
Goldman Sachs
Int'l, Ltd.;
JP Morgan
Securities;
Merrill Lynch
Int'l, Ltd.;
Bank of New
York;
Barclays
Capital
Group; RBC DS
Global
Markets;
Williams
Capital Group
LP





(2)Name of Issuer
British Sky
Broadcasting
Group
Sunoco, Inc.
Cox
Communications,
Inc.
Daimler
Chrysler
Holdings





(3)Title of Security
BSY 8.2% 7/15/09
SUN 7  9/1/09
COX 7 7/8
8/15/09
DCX 7.2%
9/1/09





(4)Date of First Offering
7/1/99
8/17/99
8/10/99
8/16/99





(5)Amount of Total Offering
$650,000,000
$200,000,000
$400,000,000
$2,000,000,00
0





(6)Unit Price
99.453
99.865
99.883
99.892





(7)Underwriting Spread or
Commission
$1.46
 .65%
 .65%
 .45%





(8)Rating
Baa2/BBB-
Baa2/BBB
Baa2/BBB+
A1/A+





(9)Maturity Date
7/15/09
9/1/09
8/15/09
9/1/09





(10)Current Yield
8.25%
7.76%
7.88%
7.21%





(11)Yield to Maturity
8.28%
7.76%
7.892%
7.215%





(12)Subordination Features
None- Senior
Unsecured
None- Senior
Unsecured
None- Senior
Unsecured
None- Senior
Unsecured





(13)Nature of issuing
Political Entity, if any,
including  in the
case of revenue bonds,
underlying entity supplying
the revenue
N/A








(14)Total Par Value of Bonds
Purchased
525,000








(15)Dollar Amount of
Purchases
$522,128.20








(16)Number of Shares
Purchased
525,000








(17)Years of Continuous
Operation
The company has
been in
continuous
operation for
greater than
three years.








(18)Percentage of Offering
Purchased by Portfolio
 .08%





(19)Percentage of Offering
Purchased by other Portfolios
of the Trust and other
Investment companies advised
by the Adviser or any
Subadviser
 .11%


(20)Sum of (18) and (19)
 .19%


(21)Percentage of Portfolio
Assets Applied to Purchase
 .21%


(22)Name(s) of Underwriter(s)
or Dealer(s) from whom
Purchased
Deutsche Bank Securities


(23)Is the Adviser, any
Subadviser or any
person of which the Adviser
or Subadviser is an
"affiliated person",
a Manager or Co-Manager of
Offering?
Yes



SUNAMERICA SERIES TRUST

Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3

For the quarter ended August 31, 1999




Comparable
Securities



(1)
(2)
(3)





(1)Name of
Underwriters
(See Prospectus
attached)
Goldman Sachs &
Co.; Salomon Smith
Barney; CS First
Boston Corp; Lehman
Brothers
Deutsche Bank
Securities;
Goldman, Sachs &
Co.
Warburg Dillon
Read; Goldman
Sachs
International,
Ltd.; BT Alex
Brown, Inc;
Chase
Securities, Inc.
DLJ;
Goldman
Sachs &
Co.; Banc
of America
Securities
LLC; Chase
Securities,
Inc.; CIBC
World
Markets; CS
First
Boston
Corp.;
Merrill
Lynch &
Co.; Morgan
Stanley
Dean
Witter;
Salomon
Smith
Barney; TD
Securities





(2)Name of Issuer
Crown Castle
International
British Sky
Broadcasting Group
Huntsman ICI
Chemicals
United Pan-
European
Communicati
ons





(3)Title of
Security
Crown Castle 11 %
8/1/11
BSY 8.2% 7/15/09
Huntsman ICI 10
1/8 7/1/09
UPC 110
7/8%
8/1/09





(4)Date of First
Offering
7/27/99
7/1/99
6/22/99
7/27/99





(5)Amount of Total
Offering
$260,000,000
$650,000,000
$600,000,000
$800,000,00
0





(6)Unit Price
57.889
99.453
100
100





(7)Underwriting
Spread or Commission
2%
$1.46
2.25%
2%





(8)Rating
B3/B
Baa2/BBB-
B2/B+
B2/B-





(9)Maturity Date
8/1/11
7/15/09
7/1/09
8/1/09





(10)Current Yield
11.25%
8.25%
10.125%
10.875%





(11)Yield to
Maturity
11.25%
8.28%
10.125%
10.875%





(12)Subordination
Features
None
None
None
None





(13)Nature of
issuing Political
Entity, if any,
including  in the
case of revenue
bonds, underlying
entity supplying the
revenue
N/A








(14)Total Par Value
of Bonds Purchased
250,000








(15)Dollar Amount of
Purchases
$144,722.50








(16)Number of Shares
Purchased
250,000








(17)Years of
Continuous Operation
The company has
been in continuous
operation for
greater than three
years.








(18)Percentage of
Offering Purchased
by Portfolio
 .1%





(19)Percentage of
Offering Purchased
by other Portfolios
of the Trust and
other Investment
companies advised
by the Adviser or
any Subadviser
2%


(20)Sum of (18) and
(19)
2.1%


(21)Percentage of
Portfolio Assets
Applied to Purchase
 .06%


(22)Name(s) of
Underwriter(s) or
Dealer(s) from whom
Purchased
Salomon Smith
Barney


(23)Is the Adviser,
any Subadviser or
any person of which
the Adviser or
Subadviser is an
"affiliated person",
a Manager or Co-
Manager of Offering?
Yes